Exhibit 10.9

THIRD AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

THIRD AMENDMENT, dated as of March 11, 2010, (this “Amendment”) to the AMENDED AND RESTATED LOAN AGREEMENT, dated as of June 10, 2009, as amended by a First Amendment to the Amended and Restated Loan Agreement dated July 8, 2009 and a Second Amendment to the Amended and Restated Loan Agreement dated October 23, 2009 (as further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to them in the Loan Agreement), among CHRYSLER CANADA INC. (the “Borrower”), the other Loan Parties (as defined therein) party thereto, and Export Development Canada (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Loan Parties and the Lender have agreed to make certain amendments to the Loan Agreement as described herein solely upon the terms and conditions provided for in this Amendment;

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Section 1.01 of the Loan Agreement (Certain Defined Terms). The definition of “EBITDA” in Section 1.01 of the Loan Agreement is hereby amended by inserting the following immediately after clause (n) and before the phrase “; provided that” therein:

“, minus (o) all gains attributable to savings realized in respect of pension, other post-employment benefits or other employee benefit costs, expenses and charges”.

2. Amendment to Section 8.01 of the Loan Agreement (Minimum EBITDA). Section 8.01 of the Loan Agreement is hereby amended by substituting “US$1,300,000,000” in place of “US$2,700,000,000”.

3. Amendment to Section 9.02(b) of the Loan Agreement (Certain Cure Rights; Minimum EBITDA). Section 9.02(b) of the Loan Agreement is hereby amended by deleting the first sentence in its entirety and adding the following sentence in its place:

“In the event that Chrysler Group LLC fails to comply with Section 8.01, such failure shall be deemed to be cured if EBITDA is either US$400,000,000 or more in the fiscal quarter ending December 31, 2010 or US$900,000,000 or more in the fiscal quarter ending March 31, 2011 (the “Cure Period”).”

4. Amendment to Section 2.02(c) of the Loan Agreement (The Note). Section 2.02(c) of the Loan Agreement is hereby amended by deleting it in its entirety and adding the following in its place:

“(c) As additional consideration to the Lender providing the Advances, the Lender shall receive, on the date of each Advance that is made prior to June 10, 2009, a senior secured note of the Borrower substantially in the form of Exhibit F hereto (each an “Additional Note”), dated the date that is three (3) days prior to such Advance, payable to the Lender in a principal amount equal to 6.67% of the amount of such Advance and otherwise duly completed; provided however, that in no event shall Borrower be obligated to provide any Additional Notes on and after June 10, 2009 and that the total principal amount of all aggregate Additional Notes provided by Borrower to Lender shall at no time exceed $79,927,200.”

5. Amendment to Section 2.05(g) of the Loan Agreement. Section 2.05(g) of the Loan Agreement is hereby amended by deleting it in its entirety.

6. Amendment to Section 5.02(f)(ii) of the Loan Agreement (Initial and Subsequent Advances). Section 5.02(f)(ii) of the Loan Agreement is hereby amended by inserting the words “, if applicable” to the end thereof.

7. Conditions to Effectiveness of EBITDA Amendments. Amendments to the Loan Agreement in Sections 1 through 3 (inclusive) of this Amendment shall become effective upon the date on which the following conditions shall be satisfied:

(a) Lender shall have received this Amendment, executed and delivered by a duly authorized officer of each Loan Party and the Lender; and

(b) Lender shall have received a copy of the third amendment to US First Lien Credit Agreement executed by Chrysler Group LLC and US Lender.

8. Effectiveness of Additional Notes Amendments. Amendments to the Loan Agreement in Sections 4 through 6 (inclusive) of this Amendment shall be effective as of June 9, 2009 upon the satisfaction of the following conditions:

(a) Lender shall have received this Amendment, executed and delivered by a duly authorized officer of each Loan Party and the Lender;

(b) Lender shall have received a copy of each of the following documents:

(i) an acknowledgement (A) that the Additional Note dated June 10, 2009 was issued in error and is of no force and effect, and (B) of the interest reconciliation regarding the Additional Notes, each in form and substance satisfactory to the Lender executed by the Lender and Borrower, dated the date hereof; and

(ii) an omnibus amendment of the interest rate in each Additional Note in form and substance satisfactory to the Lender executed by the Borrower and Lender, dated the date hereof.

9. Security. Each Loan Party (other than the Borrower) acknowledges, covenants and agrees that the guarantee provided by it in favour of the Lender and listed in Schedule “A” continues to be an unlimited guarantee of the obligations of the Borrower under the Loan Agreement and the other Loan Documents, after giving effect to this Amendment. Each of the Loan Parties acknowledges, covenants and agrees that the Security Documents previously executed and delivered by such Loan Party in favour of the Lender (i) are not released, discharged or otherwise affected by the execution, delivery or performance of this Amendment, (ii) remain in full force and effect, and (iii) continue to secure all obligations, liabilities and indebtedness under or otherwise in connection with the Loan Agreement and the other Loan Documents.

10. Representations and Warranties. Each Loan Party hereby represents and warrants to the Lender that each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date of this Amendment as if made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects as of such earlier date).

11. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Loan Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments, consents and waivers contained herein shall not be construed as a waiver or amendment of any other provision of the Loan Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Loan Party that would require the waiver or consent of the Lender.

12. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

13. Miscellaneous.

(a) This Amendment shall enure to the benefit of and be binding upon each Loan Party, the Lender and their respective successors and assigns and any permitted assigns, transferees and endorsees of any Loan Party of the Lender. Nothing in this Amendment, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Amendment.

(b) This Amendment constitutes a Loan Document.

(c) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Copies of this Amendment signed by all parties hereto and thereto shall be lodged with the Borrower and the Lender. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:		CHRYSLER CANADA INC.,

	By:	/s/ Lorraine J. Shalhoub
Name: Lorraine J. Shalhoub
Title: Vice President, General Counsel / EAPP

OTHER LOAN PARTIES:		CHRYSLER GROUP LLC (f/k/a NEW CARCO ACQUISITION LLC)

	By:	/s/ Kenneth D. Nilson
Name: Kenneth D. Nilson
Title: Assistant Treasurer

0847574 B.C. UNLIMITED LIABILITY COMPANY

	By:	/s/ Paul L. Wolff
Name: Paul L. Wolff
Title: Director

NEW CARCO ACQUISITION HOLDINGS CANADA LIMITED

	By:	/s/ D. Scott Grissom
Name: D. Scott Grissom
Title: President

[Signature Page to Third Amendment]

NEW CARCO ACQUISITION CANADA LIMITED

By:	/s/ D. Scott Grissom
Name: D. Scott Grissom
Title: President

[Signature Page to Third Amendment]

LENDER:		EXPORT DEVELOPMENT CANADA

	By:	/s/ Geoff Bleich
Name: Geoff Bleich
Title: Senior Asset Manager

	By:	/s/ Peter Johnston
Name: Peter Johnston
Title: Loan Portfolio MGR

[Signature Page to Third Amendment]

SCHEDULE A

TO THIRD AMENDMENT

GUARANTEE

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Guarantee made as of June 10, 2009 among 0847574 B.C. Unlimited Liability Company, New Carco Acquisition Holdings Canada Limited, New Carco Acquisition Canada Limited and Chrysler Group LLC (f/k/a New Carco Acquisition LLC), as guarantors and Export Development Canada, as Lender.